SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 31, 2011

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

COLUMBUS SOUTHERN POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-2680	Ohio	31-4154203
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

OHIO POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-6543	Ohio	31-4271000
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

On December 31, 2011, Columbus Southern Power Company  (“CSPCo”) and Ohio Power Company (“OPCo”) completed the previously announced merger whereby CSPCo merged with and into OPCo, with OPCo as the surviving entity (the “Merger”), pursuant to the terms of the agreement and plan of merger (the “Agreement”), dated as of December 31, 2011, between CSPCo and OPCo. Upon consummation of the Merger, the separate legal existence of CSPCo terminated. Prior to the Merger, each of CSPCo and OPCo was a registrant subsidiary of American Electric Power Company, Inc. (“AEP”).

In accordance with the terms of the Agreement, (a) all shares of CSPCo common stock outstanding immediately prior to the effective time of the Merger, all of which were owned by AEP, were cancelled without payment and (b) each outstanding share of OPCo common and preferred stock remains outstanding. The foregoing description of the Agreement and the Merger is not complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached and incorporated herein as Exhibit 2.1 to this Form 8-K.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 31, 2011, in connection with the transactions contemplated by the Agreement, OPCo and Deutsche Bank Trust Company Americas (as trustee) (“Deutsche Trustee”) entered into a First Supplemental Indenture (the “CSPCo Deutsche Supplemental Indenture”) to the Indenture and Deed of Trust dated as of September 1, 1997 (the “CSPCo Deutsche Indenture”) between CSPCo and Deutsche Trustee. Pursuant to the CSPCo Deutsche Supplemental Indenture, OPCo assumed the due and punctual payment of the principal of (and premium, if any) and interest on the Floating Rate Senior Notes Series A due 2012 (the “Floating Rate Notes”), the 5.85% Senior Notes Series F due 2035 (the “5.85% Notes”) and the 6.05% Senior Notes Series G due 2018 (the “6.05% Notes”) outstanding under the CSPCo Deutsche Indenture and the performance of every covenant of the CSPCo Deutsche Indenture to be performed or observed by CSPCo. As of December 31, 2011, the outstanding principal amount of the Floating Rate Notes was $150 million, the outstanding principal amount of the 5.85% Notes was $250 million and the outstanding principal amount of the 6.05% Notes was $350 million.

On December 31, 2011, in connection with the transactions contemplated by the Agreement, OPCo and The Bank of New York Mellon Trust Company, N.A. (as trustee) (“BONY Mellon Trustee”) entered into a Third Supplemental Indenture (the “CSPCo BONY Mellon Supplemental Indenture”) to the Indenture, dated as of February 1, 2003 (the “CSPCo BONY Mellon Indenture”), between CSPCo and BONY Mellon Trustee. Pursuant to the CSPCo BONY Mellon Supplemental Indenture, OPCo assumed the due and punctual payment of the principal of (and premium, if any) and interest on the 5.50% Senior Notes Series C due 2013 (the “5.50% Notes”) and the 6.60% Senior Notes Series D due 2033 (the “6.60% Notes”) outstanding under the CSPCo BONY Mellon Indenture and the performance of every covenant of the CSPCo BONY Mellon Indenture to be performed or observed by CSPCo. As of December 31, 2011, the outstanding principal amount of the 5.50% Notes was $250 million and the outstanding principal amount of the 6.60% Notes was $250 million.

On December 31, 2011, in connection with the transactions contemplated by the Agreement, OPCo executed and delivered to the Ohio Air Quality Development Authority (“OAQDA”) separate Instruments of Assumption (the “Assumption Instruments”) with respect to each of the Loan Agreement, dated as of August 1, 2007 (the “2007A Loan Agreement”) between CSPCo and OAQDA, the Loan Agreement, dated as of November 1, 2007 (the “2007B Loan Agreement”) between CSPCo and OAQDA, the Loan Agreement, dated as of August 1, 2009 (the “2009A Loan Agreement,”) between CSPCo and OAQDA , and the Loan Agreement, dated as of August 1, 2009 (the “2009B Loan Agreement,” and together with the 2007A Loan Agreement, the 2007B Loan Agreement and the 2009A Loan Agreement, the “CSPCo Loan Agreements”), between CSPCo and OAQDA. Pursuant to the OPCo Assumption Instruments, OPCo assumed the obligations of CSPCo under the CSPCo Loan Agreements, which includes obligations to make payments sufficient to pay when due the principal of (and premium, if any) and interest on the $44,500,000 aggregate principal amount of State of Ohio Air Quality Revenue Bonds (Columbus Southern Power Company Project), Series 2007A (the "2007 A Bonds"), $56,000,000 aggregate principal amount of State of Ohio Air Quality Revenue Bonds (Columbus Southern Power Company Project), Series 2007B (the "2007B Bonds"), $60,000,000 aggregate principal amount of the State of Ohio Air Quality Revenue Refunding Bonds (Columbus Southern Power Company Project), Series 2009A (the “2009 A Bonds”), and $32,245,000 aggregate principal amount of the State of Ohio Air Quality Revenue Refunding Bonds (Columbus Southern Power Company Project), Series 2009B (the “2009 B Bonds”).

The foregoing summaries of the CSPCo Deutsche Supplemental Indenture, the CSPCo BONY Mellon Supplemental Indenture and the Assumption Instruments, and the transactions contemplated thereby, do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such agreements, which are attached as Exhibits 4.1 through 4.6 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired:

The audited financial statements as of December 31, 2010, and 2009, and for each of the three years in the period ended December 31, 2010, were previously reported in, and are incorporated by reference from, the Annual Report on Form 10-K filed by CSPCo on February 25, 2011.

The unaudited interim financial statements as of September 30, 2011, and for the three-month and nine-month periods ended September 30, 2011, and 2010, were previously reported in, and are incorporated by reference from, the Quarterly Report on Form 10-Q filed by CSPCo on October 28, 2011.

(b) Pro Forma Financial Information:

The required unaudited pro forma financial information with respect to the Merger will be filed by amendment in a Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.  In lieu of filing full pro forma financial statements in the Form 8-K/A, OPCo will file a Form 8-K/A which will provide sufficient information to explain the recast of the OPCo financial statements, including a discussion of any necessary adjustments to combine OPCo into CSPCo.  The filing will incorporate by reference the retrospectively revised financial statements showing OPCo (including merged results for the previous CSPCo) for all periods from OPCo's Annual Report on Form 10-K for the fiscal year ended December 31, 2011.  The periods presented in the Form 10-K will include on an audited basis:

•	Balance Sheets as of December 31, 2011 and 2010

•	Income Statements for the years ended December 31, 2011, 2010 and 2009

(d) Exhibits:

Exhibit Number	Title

2.1	Agreement and Plan of Merger, dated as of December 31, 2011, between CSPCo and OPCO.

4.1
First Supplemental Indenture, dated as of December 31, 2011, by and between OPCo and Deutsche Bank Trust Company Americas, as trustee, supplementing the Indenture dated as of September 1, 1997 between CSPCo and the trustee.

4.2
Third Supplemental Indenture, dated as of December 31, 2011, by and between OPCo and The Bank of New York Mellon Trust Company, N. A., as trustee, supplementing the Indenture dated as of February 1, 2003 between CSPCo and the trustee.

4.3
Instrument of Assumption, dated as of December 31, 2011, of OPCo to the Ohio Air Quality Development Authority relating to the State of Ohio Air Quality Revenue Bonds (Columbus Southern Power Company Project), Series 2007A.

4.4
Instrument of Assumption, dated as of December 31, 2011, of OPCo to the Ohio Air Quality Development Authority relating to the State of Ohio Air Quality Revenue Bonds (Columbus Southern Power Company Project), Series 2007B.

4.5
Instrument of Assumption, dated as of December 31, 2011, of OPCo to the Ohio Air Quality Development Authority relating to the State of Ohio Air Quality Revenue Bonds (Columbus Southern Power Company Project), Series 2009A.

4.6
Instrument of Assumption, dated as of December 31, 2011, of OPCo to the Ohio Air Quality Development Authority relating to the State of Ohio Air Quality Revenue Bonds (Columbus Southern Power Company Project), Series 2009B.

23.1                            Consent of independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.
COLUMBUS SOUTHERN POWER COMPANY
OHIO POWER COMPANY

By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer

January 6, 2012